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The Board of Directors
ACLN Limited

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (No. 333-34426) of ACLN Limited of our reports dated April 30, 2001 relating to the consolidated financial statements and schedule of ACLN Limited appearing in the Company's Annual Report on Form 20-F for the year ended December 31, 2000.



                                                       /s/ BDO International
                                                           BDO International


Nicosia, Cyprus
June 22, 2001